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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450	Cincinnati, Ohio	45246
	(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         November 30, 2013

Date of reporting period:       November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND
LYRIX

Annual Report
November 30, 2013

LYRICAL U.S. VALUE EQUITY FUND LETTER TO SHAREHOLDERS	December 20, 2013

Dear Fellow Shareholders,

Enclosed is the first annual report to shareholders of Lyrical U.S. Value Equity Fund (the “Fund”). On behalf of the Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

Since its launch on February 4, 2013, Lyrical U.S. Value Equity Fund (LYRIX) has produced a total return of +37.8%, compared to the +23.0% total return for the S&P 500 Index, the Fund’s benchmark, for the period ended November 30, 2013.

In analyzing our portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Our success rate has been high over this period, as 95% of our investments posted gains, and 81% outperformed the S&P 500. Skew has also been a positive factor, as our outperformers have outperformed by 22% while our underperformers have underperformed by 10%.

During this period we sold seven positions, as one company announced it was being acquired, five approached our estimate of their fair value, and for one we lost conviction in our thesis. For each sale we added a new position from our pipeline of opportunities. We are still finding attractive stock opportunities to add to the portfolio, even as some of our existing positions begin to approach our estimates of fair value. It is getting harder to find these opportunities, but we believe the ones we are finding offer as much upside as the stocks we currently own.

Lyrical’s Investment Philosophy and Portfolio Construction

As this is our first year end letter to LYRIX shareholders, we would like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiates us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies that trade significantly below intrinsic value (i.e. our estimate of a company’s actual value). This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on P/B or dividend yield. We only invest in quality businesses that we believe should earn good returns on invested capital, and we attempt to avoid volatile businesses and companies with excessive leverage. Many other value investors will consider owning any business regardless of quality if they believe the price is low enough. But, we will only invest in businesses that satisfy our quality standards. We invest only in businesses we can understand, and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk, and have strict limits on how much capital can be invested in any one position or any one industry. Our portfolio is constructed to be diversified across approximately 35 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Outlook

Continued stock price gains in excess of earnings growth have pushed the valuation of the S&P 500 to 16.7x trailing twelve months earnings. While this is above the 14.5x average observed over the last fifty years, we do not think this excess is material enough to be a significant headwind to future returns.

On a forward basis, our composite portfolio has a valuation of 12.2x next twelve months earnings. The S&P 500 has a valuation of 15.4x on this same basis, a premium of over 26%. The discounted valuation of our portfolio prevails even though growth estimates for the S&P 500 lag those of our portfolio, at 8.3% versus 9.9%.

As always, we invite you to contact us with questions or to request additional detail on the portfolio.

Thank you for your continued trust and interest in LYRIX.

Sincerely,

Andrew Wellington
Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION

Comparison of the Change in Value of a $10,000 Investment in
Lyrical U.S. Value Equity Fund versus the Standard & Poor’s 500 Index
(Unaudited)

Total Return (for the period ended November 30, 2013)
Since Inception(b)
Lyrical U.S. Value Equity Fund(a)	37.80%
S&P 500 Index(c)	22.95%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on February 4, 2013.
(c)
The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2013 (Unaudited)

Sector Diversification

Top Ten Holdings
November 30, 2013 (Unaudited)

Security Description	% of Net Assets
Johnson Controls, Inc.	3.2%
Avis Budget Group, Inc.	3.2%
Goodyear Tire & Rubber Company (The)	3.2%
Ameriprise Financial, Inc.	3.2%
Raytheon Company	3.1%
Assurant, Inc.	3.1%
NASDAQ OMX Group, Inc. (The)	3.1%
Jarden Corporation	3.0%
Western Digital Corporation	3.0%
Liberty Interactive Corporation - Series A	3.0%

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2013
Shares	Common Stocks — 98.8%	Value
	Consumer Discretionary — 21.0%
	Auto Components — 9.3%
139,524	Goodyear Tire & Rubber Company (The)	$3,105,804
62,147	Johnson Controls, Inc.	3,139,045
36,802	TRW Automotive Holdings Corporation *	2,855,835
		9,100,684
	Household Durables — 3.0%
52,728	Jarden Corporation *	2,965,423

	Internet & Catalog Retail — 3.0%
103,947	Liberty Interactive Corporation - Series A *	2,918,832

	Media — 5.7%
57,702	Comcast Corporation - Class A	2,877,599
41,378	DIRECTV *	2,735,500
		5,613,099
	Consumer Staples — 2.9%
	Food & Staples Retailing — 2.9%
42,574	CVS Caremark Corporation	2,850,755

	Energy — 8.3%
	Energy Equipment & Services — 2.8%
34,008	National Oilwell Varco, Inc.	2,771,652

	Oil, Gas & Consumable Fuels — 5.5%
16,483	EOG Resources, Inc.	2,719,695
76,149	Suncor Energy, Inc.	2,640,847
		5,360,542
	Financials — 15.0%
	Capital Markets — 3.2%
28,432	Ameriprise Financial, Inc.	3,077,764

	Diversified Financial Services — 3.1%
77,636	NASDAQ OMX Group, Inc. (The)	3,050,318

	Insurance — 8.7%
42,126	Aflac, Inc.	2,795,903
47,188	Assurant, Inc.	3,064,389
60,167	Willis Group Holdings PLC	2,694,278
		8,554,570

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.8% (Continued)	Value
	Health Care — 5.8%
	Health Care Providers & Services — 5.8%
41,151	Aetna, Inc.	$2,836,538
30,838	WellPoint, Inc.	2,864,234
		5,700,772
	Industrials — 20.4%
	Aerospace & Defense — 3.1%
34,641	Raytheon Company	3,071,964

	Construction & Engineering — 2.5%
83,077	AECOM Technology Corporation *	2,414,218

	Electrical Equipment — 2.8%
37,741	Eaton Corporation PLC	2,742,261

	Road & Rail — 6.1%
84,328	Avis Budget Group, Inc. *	3,108,330
116,897	Hertz Global Holdings, Inc. *	2,835,921
		5,944,251
	Trading Companies & Distributors — 5.9%
138,581	AerCap Holdings N.V. *	2,914,358
93,707	MRC Global, Inc. *	2,866,497
		5,780,855
	Information Technology — 19.6%
	Computers & Peripherals — 5.8%
75,924	Lexmark International, Inc. - Class A	2,685,432
39,143	Western Digital Corporation	2,937,291
		5,622,723
	Electronic Equipment, Instruments & Components — 5.7%
166,293	Corning, Inc.	2,840,284
51,705	TE Connectivity Ltd.	2,725,888
		5,566,172
	IT Services — 2.5%
149,313	Western Union Company (The)	2,489,048

	Semiconductors & Semiconductor Equipment — 2.9%
63,914	Avago Technologies Ltd.	2,858,873

	Software — 2.7%
119,109	Symantec Corporation	2,678,761

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 98.8% (Continued)	Value
	Materials — 5.8%
	Chemicals — 2.9%
49,797	Celanese Corporation - Series A	$2,795,106

	Containers & Packaging — 2.9%
86,433	Owens-Illinois, Inc. *	2,852,289

	Total Investments at Value — 98.8% (Cost $88,244,290)	$96,780,932

	Other Assets in Excess of Liabilities — 1.2%	1,167,124

	Net Assets — 100.0%	$97,948,056

*	Non-income producing security.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2013
ASSETS
Investments in securities:
At acquisition cost	$88,244,290
At value (Note 2)	$96,780,932
Cash	3,025,707
Dividends receivable	111,090
Receivable for capital shares sold	165,565
Other assets	12,018
Total Assets	100,095,312

LIABILITIES
Payable for investment securities purchased	2,030,301
Payable for capital shares redeemed	167
Payable to Adviser (Note 4)	81,230
Payable to administrator (Note 4)	12,410
Other accrued expenses	23,148
Total Liabilities	2,147,256

NET ASSETS	$97,948,056

NET ASSETS CONSIST OF:
Paid-in capital	$88,221,604
Undistributed net investment income	1,559
Undistributed net realized gains from security transactions	1,188,251
Net unrealized appreciation on investments	8,536,642
NET ASSETS	$97,948,056

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,107,007

Net asset value, offering price and redemption price per share (Note 2)	$13.78

See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF OPERATIONS For the Period Ended November 30, 2013(a)
INVESTMENT INCOME
Dividend income	$380,334
Foreign withholding taxes on dividends	(4,963)
Total Investment Income	375,371

EXPENSES
Investment advisory fees (Note 4)	322,251
Custody and bank service fees	33,935
Administration fees (Note 4)	32,520
Registration and filing fees	24,667
Fund accounting fees (Note 4)	22,588
Transfer agent fees (Note 4)	14,500
Professional fees	13,186
Compliance fees (Note 4)	10,000
Trustees' fees and expenses (Note 4)	8,909
Postage and supplies	5,326
Insurance expense	3,333
Other expenses	6,234
Total Expenses	497,449
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(123,637)
Net Expenses	373,812

NET INVESTMENT INCOME	1,559

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,188,251
Net change in unrealized appreciation/depreciation on investments	8,536,642
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,724,893

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,726,452

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended November 30, 2013(a)
FROM OPERATIONS
Net investment income	$1,559
Net realized gains from security transactions	1,188,251
Net change in unrealized appreciation/depreciation on investments	8,536,642
Net increase in net assets resulting from operations	9,726,452

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	96,196,301
Payments for shares redeemed	(7,974,697)
Net increase in net assets from capital share transactions	88,221,604

TOTAL INCREASE IN NET ASSETS	97,948,056

NET ASSETS
Beginning of period	—
End of period	$97,948,056

UNDISTRIBUTED NET INVESTMENT INCOME	$1,559

CAPITAL SHARE ACTIVITY
Shares sold	7,762,389
Shares redeemed	(655,382)
Net increase in shares outstanding	7,107,007
Shares outstanding at beginning of period	—
Shares outstanding at end of period	7,107,007

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended November 30, 2013(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized gains on investments	3.78
Total from investment operations	3.78

Net asset value at end of period	$13.78

Total return (c)	37.80%	(d)

Net assets at end of period (000's)	$97,948

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.93%	(e)

Ratio of net expenses to average net assets (f)	1.45%	(e)

Ratio of net investment income to average net assets (f)	0.01%	(e)

Portfolio turnover rate	26%	(d)

(a)	Represents the period from the commencement of operations (February 4, 2013) through November 30, 2013.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1. Organization

Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on February 4, 2013.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$96,780,932	$—	$—	$96,780,932

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of November 30, 2013, the Fund did not have any transfers in and out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the period ended November 30, 2013. On December 31, 2013, the Fund paid income and short-term capital gains to shareholders of $0.0021 and $0.1443, respectively. The distributions were paid on December 31, 2013 to shareholders of record on December 30, 2013.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2013:

Tax cost of portfolio investments	$88,267,415
Gross unrealized appreciation	$9,168,283
Gross unrealized depreciation	(654,766)
Net unrealized appreciation	8,513,517
Undistributed ordinary income	1,212,935
Total accumulated earnings	$9,726,452

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax year (period ended November 30, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the period ended November 30, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $96,518,479 and $9,462,440, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets.

The Adviser has contractually agreed, until March 31, 2016, to reduce its advisory fees and to reimburse the Fund’s operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses) to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.45% of its average daily net assets. During the period ended November 30, 2013, the Adviser reduced its advisory fees in the amount of $64,163 and, in addition, reimbursed the Fund for other operating expenses totaling $59,474.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses, at the time the repayment occurs, to exceed the expense limitation of 1.45% per annum. As of November 30, 2013, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $123,637. The Adviser may recover this amount no later than November 30, 2016.

Certain officers of the Fund are also officers of the Adviser.

LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Pursuant to separate servicing agreements with Ultimus, the Fund pays Ultimus a customary fee for its services. Certain officers of the Trust are also officers of Ultimus.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Lyrical U.S. Value Equity Fund
and the Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Value Equity Fund, a series of shares of beneficial interest of Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the period February 4, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyrical U.S. Value Equity Fund as of November 30, 2013, the results of its operations, changes in its net assets and its financial highlights for the period February 4, 2013 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 23, 2014

LYRICAL U.S. VALUE EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2013) and held until the end of the period (November 30, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

LYRICAL U.S. VALUE EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,189.00	$7.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.80	$7.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since February 2012	Trustee	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	6	None
Independent Trustees:
Robert E. Morrison, Jr. 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012	6	Trustee of AFBA 5 Star Funds from October 2006 to March 2010

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
John J. Discepoli 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	6	None
John C. Davis 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1952	Since June 2012	Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	6	None
David M. Deptula 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	6	None

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position Held with the Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Andrew B. Wellington 405 Park Avenue, 6th Floor, New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund	Managing Director of Lyrical Asset Management LP (2008 to present)
David R. Carson 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1958	Since October 2013/ April 2013 – October 2013	President/Vice President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Julie M. Schmuelling 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (2002 to present)
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-884-8099.

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Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee financial experts are John C. Davis and David M. Deptula.  Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant’s fiscal year ended November 30, 2013.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant’s fiscal year ended November 30, 2013.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal year ended November 30, 2013, aggregate non-audit fees of $2,000 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrew B. Wellington
Andrew B. Wellington, Principal Executive Officer (Lyrical U.S. Value Equity Fund)

Date	February 3, 2014

By (Signature and Title)*		/s/ Julie M. Schmuelling
Julie M. Schmuelling, Treasurer

Date	February 3, 2014

* Print the name and title of each signing officer under his or her signature.